Exhibit 10.35
Amending Deed —
Intercreditor Deed
Dated          June 2009
Asbestos Injuries Compensation Fund Limited in its capacity as trustee for the Charitable Fund (“Fund Trustee”)
The State of New South Wales (“NSW Government”)
James Hardie Industries N.V. (“JHINV”)
AET Structured Finance Services Pty Limited (“Guarantee Trustee”)
Mallesons Stephen Jaques
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: 02-5501-6101

Amending Deed — Intercreditor Deed
Contents

Details	1

General terms	2

1 Interpretation	2

2 Confirmations and acknowledgement	2

2.1 Confirmation in relation to definition of “JHINV”	2
2.2 Confirmation	2
2.3 Conflict	2
2.4 Consideration	3

3 Amendments	3

4 Costs	3

5 General	3

6 Counterparts	3

7 Governing law	3

Schedule 1 — Irish Registration Date Amendments	4

Signing page	6

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	i
9869736_6	18 June 2009

Amending Deed — Intercreditor Deed
Details

Parties	Fund Trustee, NSW Government, JHINV and the Guarantee Trustee
Fund Trustee	Name	Asbestos Injuries Compensation Fund Limited a company limited by guarantee incorporated under the laws of the State of New South Wales, Australia, in its capacity as trustee of the Charitable Fund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV

	ACN	117 363 461

	Address	Level 7, 233 Castlereagh Street, Sydney NSW 2000

NSW Government	Name	The State of New South Wales

	Address	c/- Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney, NSW, 2000

JHINV	Name	James Hardie Industries N.V. a limited liability company incorporated in The Netherlands

	ARBN	097 829 895

	Address	Atrium, 8th floor, Strawinskylaan 3077, 1077ZX Amsterdam, The Netherlands (with its Australian registered office at Level 3, 22 Pitt Street, Sydney in the State of New South Wales)

Guarantee Trustee	Name	AET Structured Finance Services Pty Ltd in its capacity as trustee for the Financiers under the Guarantee Trust

	ABN	12 106 424 088

	Address	Level 22, 207 Kent Street Sydney, NSW, 2000

Recitals	The Fund Trustee, NSW Government, JHINV and the Guarantee Trustee are parties to the Intercreditor Deed and wish to amend the Intercreditor Deed on the terms set out in this deed.

Date of Amending Deed	June 2009

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	1
9869736_6	18 June 2009

Amending Deed — Intercreditor Deed
General terms
1	Interpretation

These meanings apply unless the contrary intention appears:

Intercreditor Deed means the document entitled “Intercreditor Deed” dated 19 December 2006 between the NSW Government, JHINV, the Fund Trustee and the Guarantee Trustee.

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHISE means JHINV once it has converted from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

SE Transformation Date means the date on which JHINV is registered as a “Societas Europaea” on the Dutch Trade Register pursuant to European Union Council Regulation 2157/2001.

2	Confirmations and acknowledgement

2.1	Confirmation in relation to definition of “JHINV”

Each party confirms that the definition of “JHINV” for the purposes of the Intercreditor Deed is a reference to:
(a)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
2.2	Confirmation

Each party confirms that, other than as provided for in clause 3 (“Amendments”):
(a)	it is bound by and will continue to be bound by the Intercreditor Deed; and

(b)	the Intercreditor Deed remains in full force and effect and enforceable against it,

up to, including and after each of the SE Transformation Date and the Irish Registration Date.
2.3	Conflict

If there is a conflict between the Intercreditor Deed and this deed, the terms of this deed prevail.

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	2
9869736_6	18 June 2009

2.4	Consideration

This deed is entered into in consideration of the parties’ exchange of promises under this deed and the receipt of valuable consideration which is hereby acknowledged.

3	Amendments

As from the Irish Registration Date, the Intercreditor Deed is amended as set out in schedule 1.

4	Costs

Each party shall be responsible for its own costs, charges and expenses in connection with the preparation, negotiation and execution of this deed.

5	General

Clause 11 (“Notices”) of the Intercreditor Deed applies to this deed as if it was fully set out in this deed.

6	Counterparts

This deed may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

7	Governing law

This deed is governed by the law in force in New South Wales. Each party submits to the non-exclusive jurisdiction of the courts of that place and waives any right to claim that those courts are an inconvenient forum.

8	Guarantee Trustee limitation of liability

Clause 15 (“Guarantee Trustee limitation of liability”) of the Intercreditor Deed applies to this deed as if fully set out in this deed.
EXECUTED as an deed.

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	3
9869736_6	18 June 2009

Amending Deed — Intercreditor Deed
Schedule 1 — Irish Registration Date Amendments
The Intercreditor Deed is amended as follows:
•	Clause 3.4 (“Status and ranking of the Compensation Debt”) is amended by:
–	deleting the words “(concurrente vordering)” in paragraph (a); and

–	deleting paragraph (c) and replacing it with “[intentionally blank]”.
•	Schedule 1 (“Financier Nomination Letter”) is amended by:
–	deleting the words “(concurrente vordering)” in paragraph (a); and

–	deleting paragraph (c) and replacing it with “[intentionally blank]”.
•	The definition of “Business Day’ in clause 1 of Attachment A is amended by deleting the words “Amsterdam, The Netherlands” and replacing them with “Dublin, the Republic of Ireland”.

•	Deleting the definition of “Insolvency Official” in clause 1 of attachment A and replacing it with the following:
“Insolvency Official means a custodian, receiver and manager, trustee, liquidator, provisional liquidator, administrator, examiner or any other officer appointed in connection with the Insolvency of JHINV and includes, without limitation:
(a)	a receiver, an examiner and a liquidator appointed under Irish law or a trustee or debtor in possession in any proceedings under Chapter 7 or Chapter 11 of the US Bankruptcy Code in relation to JHINV (or another member of the JHINV Group in circumstances where the US bankruptcy court has jurisdiction to make an order affecting the nature, timing, quantum or ranking of creditors’ claims against JHINV); and

(b)	where the context so requires, a supervisory judge or a court of competent jurisdiction in respect of the Insolvency of JHINV.”
•	The definition of “Insolvent” in clause 1 of Attachment A is amended by deleting paragraph (b) and replacing it with the following paragraph:
“(b)	was established under Irish law and files a petition with any court in the Republic of Ireland in relation to its liquidation, the bringing forward of a scheme of arrangement or the appointment of an examiner;”.
•	The definition of “Reconstruction Event” in clause 1 of Attachment A is amended by deleting paragraph (c) and replacing it with the following paragraph:

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	4
9869736_6	18 June 2009

“(c)	a filing of a petition for the appointment of an examiner or the bringing forward of a scheme of arrangement under Irish law;”.
•	Deleting the definition of “Trust Convention” in clause 1 of Attachment A.

•	The definition of “Wind-Up Event” in clause 1 of Attachment A is amended by deleting paragraphs (d) and (e) and replacing them with the following paragraphs:
“(d)	the dissolution of such Person under Irish law or the law of any other jurisdiction;

(e)	[intentionally blank];”.
•	Clause 2(f)(ix) (“Interpretation”) of Attachment A is amended by deleting the words “Dutch law” on the second line and replacing them with “Irish law”.

•	Deleting clause 3 (“Trust Convention”) of Attachment A.

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	5
9869736_6	18 June 2009

Amending Deed — Intercreditor Deed
Signing page
DATED:          June 2009

SIGNED, SEALED AND	)
DELIVERED by The Honourable	)
John Hatzistergos MLC	)
Attorney-General of New South Wales	)
)
)
)
for THE STATE OF NEW SOUTH	)
WALES in the presence of:	)
)
)
)

Signature of witness	)	Signature
)
)

Name of witness (block letters))		Office of Signatory
)

EXECUTED by ASBESTOS	)
INJURIES COMPENSATION	)
FUND LIMITED in accordance with	)
section 127(1) of the Corporations Act	)
2001 (Cwlth) by authority of its	)
directors:	)
)
)
Signature of director	)	Signature of director/company
	)	secretary*
	)	*delete whichever is not applicable
)
)

Name of director (block letters))		Name of director/company
	)	secretary* (block letters)
	)	*delete whichever is not applicable

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	6
9869736_6	18 June 2009

EXECUTED by	)
)
)
)
as an authorised signatory for, and	)

SEALED AND DELIVERED as a	)	By executing this deed the
deed by, JAMES HARDIE	)	signatory states that the
INDUSTRIES N.V. in the presence of:	)	signatory has received no notice
Signature of witness	)	of revocation of the authority
Name of witness (block letters))		under which the signatory signs
	)	this deed
)

Signature of witness	)	Position
)
)

Name of witness (block letters))
)
)

	)	By executing this deed the
	)	signatory states that the
	)	signatory has received no notice
	)	of revocation of the authority
	)	under which the signatory signs
	)	this deed
)
)

	)	Position
)

The Common Seal of AET Structured Finance Services Pty Limited ABN 12 106 424 088 was affixed with the authority of:

(signed)

(print name)

Authorised Officer

(signed)

(print name)

Authorised Officer

© Mallesons Stephen Jaques	Amending Deed — Intercreditor Deed	7
9869736_6	18 June 2009